                                                                    Exhibit 99.2

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of June 30, 1999, was prepared as if the sale occurred on such date. The following unaudited condensed combined statements of operations give effect to the sale as of the beginning of the periods presented. The unaudited pro forma condensed combined statements of operations do not purport to represent what our results of operations actually would have been if the sale had occurred as of such date or what such results will be for any future periods.

The unaudited pro forma condensed combined financial statements are derived from our historical financial statements and the assumptions and adjustments described in the accompanying notes. We believe that all adjustments necessary to present fairly such unaudited financial information have been made. The unaudited pro forma financial data should be read in conjunction with the accompanying notes thereto.

         Unaudited Pro Forma Condensed Balance Sheet at June 30, 1999
                                (In thousands)

                                               Clarus    Pro Forma
                   ASSETS                    Historical Adjustments   Pro Forma
                   ------                    ---------- -----------   ---------
Current assets:
  Cash......................................  $  8,072    $14,193 (a) $ 22,265
  Restricted cash...........................                 (740)(a)    2,167
                                                            2,907 (a)
  Accounts receivable, net..................    11,248     (7,805)(b)    3,443
  Prepaid and other current assets..........       759       (111)         648
                                              --------    -------     --------
    Total current assets....................    20,079      8,444       28,523
Property and equipment, net.................     4,358       (483)(b)    3,875
Other assets:
  Intangible assets, net....................    11,170     (4,603)       6,567
  Deposits and other long-term assets.......       134                     134
                                              --------    -------     --------
    Total other assets......................    11,304     (4,603)       6,701
                                              --------    -------     --------
    TOTAL ASSETS............................  $ 35,741    $ 3,358     $ 39,099
                                              ========    =======     ========
    LIABILITIES AND STOCKHOLDER'S EQUITY
    ------------------------------------
Current liabilities:
  Accounts payable and accrued liabilities..  $  6,927    $(1,710)(b) $  5,217
  Deferred revenue..........................     7,129     (6,638)(b)      491
  Current maturities of long-term debt......       392                     392
                                              --------    -------     --------
    Total current liabilities...............    14,448     (8,348)       6,100
Noncurrent liabilities:
  Deferred revenue..........................     1,654     (1,266)(b)      388
  Long-term debt, net of current
   maturities...............................        70                      70
  Other non-current liabilities.............       235                     235
                                              --------    -------     --------
    Total liabilities.......................    16,407     (9,614)       6,793
Stockholders' equity (Note 3)
  Common stock..............................         1        --             1
  Additional paid in capital................    61,505        (43)(c)   62,311
                                                              849 (c)
  Accumulated deficit.......................   (41,694)    17,100 (a)  (29,671)
                                                             (740)(a)
                                                           (3,388)(b)
                                                             (949)(c)
  Warrants..................................        40                      40
  Treasury stock, at cost...................        (2)                     (2)
  Deferred compensation.....................      (516)       143 (c)     (373)
                                              --------    -------     --------
    Total stockholders' equity..............    19,334     12,972       32,306
                                              --------    -------     --------
    Total liabilities and stockholders'
     equity.................................  $ 35,741    $ 3,358     $ 39,099
                                              ========    =======     ========


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--------
(a) To reflect the receipt of cash of $17.1 million from the sale, of which $2.9 million will be held in escrow, net of the anticipated expenses of $740,000.
(b) To reflect the elimination of the historical operations and net assets and liabilities of the financial, enterprise resources planning and human resources software business and technologies included in the balance sheet of Claus Corporation as of June 30, 1999.
(c) To reflect the recognition of the vesting of certain stock options upon completion of the sale, and the elimination of the deferred compensation related to employee stock options that will be forfeited upon the sale.

        Unaudited Pro Forma Condensed Combined Statement of Operations
                    for the Six Months Ended June 30, 1999
                     (In thousands except per share data)

                                                Clarus    Pro forma       Pro
                                              Historical Adjustments     Forma
                                              ---------- -----------    -------
Revenues:
  License fees...............................  $  7,879   $  4,284 (b)  $ 3,595
  Services fees..............................    10,053      9,626 (b)      427
  Maintenance fees...........................     4,748      4,672 (b)       76
                                               --------   --------      -------
    Total revenues...........................    22,680     18,582        4,098
Cost of revenues:
  License fees...............................       711        699 (b)       12
  Service fees...............................     6,640      6,080 (b)      560
  Maintenance fees...........................     1,970      1,741 (b)      229
                                               --------   --------      -------
    Total cost of revenues...................     9,321      8,520          801
Operating expenses:
  Research and development...................     4,552      2,175 (b)    2,377
  Sales and marketing........................     6,817      2,842 (b)    3,975
  General and administrative.................     3,222      1,694 (b)    1,528
  Depreciation...............................     1,006        345 (b)      661
  Amortization...............................       827        250 (b)      577
  Non-cash compensation......................        84         74 (b)      959
                                                              (949)(c)
                                               --------   --------      -------
    Total operating expenses.................    16,508      6,431       10,077

Operating loss...............................    (3,149)    (3,631)      (6,780)
Interest income..............................       228                     228
Interest expense.............................        51                      51
  Net loss...................................  $ (2,972)  $ (3,631)     $(6,603)
                                               ========   ========      =======

Basic and diluted net loss per share.........  $  (0.27)                $  (.60)
Weighted average common shares outstanding
 (basic and diluted).........................    10,968                  10,968


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        Unaudited Pro Forma Condensed Combined Statement of Operations
                     for the Year Ended December 31, 1998
                     (In thousands except per share data)

                                                Clarus    Pro forma
                                              Historical Adjustments   Pro forma
                                              ---------- -----------   ---------
Revenues:
  License fees..............................   $ 17,372    $16,672 (b) $    700
  Services fees.............................     16,477     16,467 (b)       10
  Maintenance fees..........................      7,791      7,639 (b)      152
                                               --------    -------     --------
    Total revenues..........................     41,640     40,778          862
Cost of revenues:
  License fees..............................      1,969      1,477 (b)      492
  Service fees..............................     10,353     10,316 (b)       37
  Maintenance fees..........................      3,599      3,581 (b)       18
                                               --------    -------     --------
    Total cost of revenues..................     15,921     15,374          547
Operating expenses:
  Research and development..................      6,335      5,862 (b)      473
  Purchased in-process technology...........     10,500        --        10,500
  Sales and marketing.......................     11,802     11,512 (b)      290
  General and administrative................      5,126      5,005 (b)      121
  Depreciation..............................      1,271      1,271 (b)      --
  Amortization..............................        883        753 (b)      130
  Non-cash compensation.....................        880       (949)(c)      949
                                                               880 (b)
                                               --------    -------     --------
    Total operating expenses................     36,797     24,334       12,463

Operating loss..............................    (11,078)    (1,070)    $(12,148)
Interest income.............................        636        --           636
Interest expense............................        224        224          --
Minority interest...........................         36         36          --
                                               --------    -------     --------
Net loss....................................   $(10,702)   $  (810)    $(11,512)
                                               ========    =======     ========

Basic and diluted net loss per share........   $  (1.70)               $  (1.82)
Weighted average common shares outstanding..      6,311                   6,311

   See notes to unaudited pro-forma condensed combined financial statements.

     Notes To Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed balance sheet assumes that the sale took place on June 30, 1999, and separates the June 30, 1999 assets and liabilities, to be transferred in the sale from our unaudited June 30, 1999, consolidated condensed balance sheet.

The pro forma statements of operations assumes the sale took place as of the beginning of the periods presented and separate the unaudited statement of operations for the business being sold for the year and six month period ended December 31, 1998, and June 30, 1999, respectively from our consolidated statement of operation for the year and six month period ended December 31, 1998 and June 30, 1999, respectively.